Exhibit (g)(1)(e)

AMENDMENT # 29

is made as of October 22, 2013,

to the DOMESTIC CUSTODY AGREEMENT, between JPMORGAN CHASE

BANK, N.A. (“Bank”) and PROSHARES TRUST (“ProShares”), dated as of May 25,

2006, as amended from time to time (the “Agreement”).

The Bank and ProShares hereby agree to replace each of Exhibit 1 and Schedule A to the Agreement in their entirety with the respectively corresponding Exhibit 1 and Schedule A attached hereto. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect and the parties agree that as of date hereof, this Amendment shall form a part of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

PROSHARES TRUST

/s/ Amy R. Doberman
Name: Amy R. Doberman
Title: Chief Legal Officer and Secretary

JPMORGAN CHASE BANK, N.A.

/s/ Josh Jacobs
Name: Josh Jacobs
Title: Vice President

EXHIBIT 1

PROSHARES TRUST PORTFOLIOS

THAT ARE

PARTIES TO THIS DOMESTIC CUSTODY AGREEMENT

(As of October 22, 2013)

NAME	Tax ID
1. ProShares Short S&P500	20-3689256
2. ProShares Short QQQ	20-3689265
3. ProShares Short Dow30	20-3689300
4. ProShares Short MidCap400	20-3689284

5. ProShares UltraShort S&P500	20-3836953
6. ProShares UltraShort QQQ	20-3836962
7. ProShares UltraShort Dow30	20-3836977
8. ProShares UltraShort MidCap400	20-3836984

9. ProShares Ultra S&P500	20-3689227
10. ProShares Ultra QQQ	20-3689103
11. ProShares Ultra Dow30	20-3689206
12. ProShares Ultra MidCap400	20-3689184

13. ProShares Ultra SmallCap600	20-5966033
14. ProShares Ultra Russell2000	20-5963205

15. ProShares Short SmallCap600	01-0879232
16. ProShares Short Russell2000	20-5963749
17. ProShares UltraShort SmallCap600	20-5966134
18. ProShares UltraShort Russell2000	20-5963622

19. ProShares Ultra Basic Materials	20-5974078
20. ProShares Ultra Consumer Goods	20-5974160
21. ProShares Ultra Consumer Services	20-5974211
22. ProShares Ultra Financials	20-5974401
23. ProShares Ultra Health Care	20-5974479
24. ProShares Ultra Industrials	20-5974536
25. ProShares Ultra Oil & Gas	20-5974576
26. ProShares Ultra Real Estate	20-5974751
27. ProShares Ultra Semiconductors	20-5974819
28. ProShares Ultra Technology	20-5974619
29. ProShares Ultra Utilities	20-5974703

30. ProShares UltraShort Basic Materials	20-5974903
31. ProShares UltraShort Consumer Goods	20-5974952

32. ProShares UltraShort Consumer Services	20-5975042
33. ProShares UltraShort Financials	20-5975143
34. ProShares UltraShort Health Care	20-5966268
35. ProShares UltraShort Industrials	20-5966737
36. ProShares UltraShort Oil & Gas	20-5967327
37. ProShares UltraShort Real Estate	20-5967533
38. ProShares UltraShort Semiconductors	20-5967573
39. ProShares UltraShort Technology	20-5967363
40. ProShares UltraShort Utilities	20-5967398

41. ProShares Ultra Russell1000 Value	20-5967698
42. ProShares Ultra Russell1000 Growth	20-5967660
43. ProShares Ultra Russell MidCap Value	20-5972566
44. ProShares Ultra Russell MidCap Growth	20-5967761
45. ProShares Ultra Russell2000 Value	20-5972710
46. ProShares Ultra Russell2000 Growth	20-5972626
47. ProShares UltraShort Russell1000 Value	20-5972877
48. ProShares UltraShort Russell1000 Growth	20-5972820
49. ProShares UltraShort Russell MidCap Value	20-5973025
50. ProShares UltraShort Russell MidCap Growth	20-5972981
51. ProShares UltraShort Russell2000 Value	20-5973176
52. ProShares UltraShort Russell2000 Growth	20-5973099

53. ProShares Short MSCI Emerging Markets	26-0425684
54. ProShares Short MSCI EAFE	26-0426010
55. ProShares UltraShort MSCI Emerging Markets	26-0425564
56. ProShares UltraShort MSCI Japan	26-0425790
57. ProShares UltraShort MSCI EAFE	26-0425948
58. ProShares UltraShort FTSE China 25	26-0425417

59. ProShares UltraShort 7-10 Year Treasury	26-1353841
60. ProShares UltraShort 20+ Year Treasury	26-1353968

61. ProShares Ultra FTSE China 25	26-1686227
62. ProShares Ultra MSCI Japan	26-1686105

63. ProShares Ultra Telecommunications	26-2126869
64. ProShares UltraShort Telecommunications	26-2126749

65. ProShares Short Financials	26-2751472
66. ProShares Short Oil & Gas	26-2751491

67. ProShares Ultra MSCI EAFE	26-1865761
68. ProShares Ultra MSCI Emerging Markets	26-1865598
69. ProShares Ultra Russell3000	27-0215123

70. ProShares UltraShort Europe	27-0215713
71. ProShares UltraShort MSCI Pacific ex-Japan	27-0215761
72. ProShares UltraShort MSCI Brazil Capped	27-0215820

73. ProShares UltraShort MSCI Mexico Capped IMI	27-0215323
74. ProShares UltraShort Russell3000	27-0215181

75. ProShares Large Cap Core Plus	26-2670007

76. ProShares UltraPro S&P500	27-0368618
77. ProShares UltraPro Short S&P500	27-0368696

78. ProShares Short 20+ Year Treasury	27-0705063

79. ProShares Ultra 7-10 Year Treasury	27-1134361
80. ProShares Ultra 20+ Year Treasury	27-1134375

81. ProShares UltraPro Dow30	27-1549941
82. ProShares UltraPro MidCap400	27-1549427
83. ProShares UltraPro Russell2000	27-1550293
84. ProShares UltraPro QQQ	27-1549798
85. ProShares UltraPro Short Dow30	27-1550022
86. ProShares UltraPro Short MidCap400	27-1549529
87. ProShares UltraPro Short Russell2000	27-1550151
88. ProShares UltraPro Short QQQ	27-1549635

89. ProShares Short Basic Materials	27-1779511
90. ProShares Short Real Estate	27-1779615
91. ProShares Short FTSE China 25	27-1779991
92. ProShares Ultra Nasdaq Biotechnology	26-3639539
93. ProShares UltraShort Nasdaq Biotechnology	26-3639581

94. ProShares Ultra KBW Regional Banking	27-1779852
95. ProShares Short KBW Regional Banking	27-1779716

96. ProShares Ultra Europe	27-1780206
97. ProShares Ultra MSCI Pacific ex-Japan	27-1780296
98. ProShares Ultra MSCI Brazil Capped	27-1780485
99. ProShares Ultra MSCI Mexico Capped IMI	27-1780568

100. ProShares RAFI Long/Short	27-3968549

101. ProShares Hedge Replication ETF	27-4256573

102. ProShares UltraShort TIPS	27-2855220

103. ProShares Short High Yield	27-5040566
104. ProShares Short Investment Grade Corporate	27-5040865
105. ProShares UltraShort 3-7 Year Treasury	27-2856287
106. ProShares Short 7-10 Year Treasury	27-0704884

107. ProShares Ultra High Yield	45-1470999
108. ProShares Ultra Investment Grade Corporate	45-1471128
109. ProShares German Sovereign/Sub-Sovereign ETF	45-3419107
110. ProShares UltraPro 10 Year TIPS/TSY Spread	45-3571566
111. ProShares UltraPro Short 10 Year TIPS/TSY Spread	45-3571576
112. ProShares 30 Year TIPS/TSY Spread	45-3795433
113. ProShares Short 30 Year TIPS/TSY Spread	45-3795515
114. ProShares UltraPro MSCI Emerging Markets	27-1564659
115. ProShares UltraPro Short MSCI Emerging Markets	27-1564729
116. ProShares UltraPro 20+ Year Treasury	27-1564927
117. ProShares UltraPro Short 20+ Year Treasury	27-1564991
118. ProShares USD Covered Bond	45-4218033
119. ProShares UltraPro Financials	45-5439226

120. ProShares UltraPro Short Financials	45-5449466
121. ProShares Merger ETF	45-5493124
122. ProShares Global Listed Private Equity ETF	46-1549234
123. ProShares High Yield-Interest Rate Hedged	30-0760943
124. ProShares S&P 500 Aristocrats ETF	61-1719417
125. ProShares Investment Grade – Interest Rate Hedged	46-3707468
126. ProShares Short Term USD Emerging Markets Bond ETF	46-3718052

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees

US Tiered Safekeeping Fee
From	To	Annual Fee Basis Points
	[Redacted]	[Redacted]
[Redacted]	[Redacted]	[Redacted]
[Redacted]		[Redacted]

Other Transactions	Fee
Transactions – DTC non-Russell index funds	[Redacted]
Transactions – DTC Russell index funds	[Redacted]
Transactions – Fed Book Entry	[Redacted]
Transactions - Physical/Private Placement	[Redacted]
Futures/ Options	[Redacted]
Wires	[Redacted]
In-Kind Transactions non-Russell index funds	[Redacted]
In-Kind Transactions Russell index funds	[Redacted]
Manual Instruction Surcharge	[Redacted]

JPMorgan will waive [Redacted] of the annual U.S. Tiered Safekeeping Fee for twelve months beginning with an effective date of June 1st 2011

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C.	Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	[Redacted]	[Redacted]
Australia	[Redacted]	[Redacted]
Austria	[Redacted]	[Redacted]
Belgium	[Redacted]	[Redacted]
Brazil	[Redacted]	[Redacted]
Chile	[Redacted]	[Redacted]
China	[Redacted]	[Redacted]
Colombia	[Redacted]	[Redacted]
Czech Republic	[Redacted]	[Redacted]
Denmark	[Redacted]	[Redacted]
Egypt	[Redacted]	[Redacted]
Finland	[Redacted]	[Redacted]
France	[Redacted]	[Redacted]
Germany	[Redacted]	[Redacted]
Greece	[Redacted]	[Redacted]
Hong Kong	[Redacted]	[Redacted]
Hungary	[Redacted]	[Redacted]
India	[Redacted]	[Redacted]
Indonesia	[Redacted]	[Redacted]
Ireland	[Redacted]	[Redacted]
Israel	[Redacted]	[Redacted]
Italy	[Redacted]	[Redacted]
Japan	[Redacted]	[Redacted]

Country of Investment	Holdings (basis points)		Transactions (U.S. Dollars)
Jordan	[Redacted	]	[Redacted	]
Korea	[Redacted	]	[Redacted	]
Malaysia	[Redacted	]	[Redacted	]
Mexico	[Redacted	]	[Redacted	]
Morocco	[Redacted	]	[Redacted	]
Netherlands	[Redacted	]	[Redacted	]
New Zealand	[Redacted	]	[Redacted	]
Norway	[Redacted	]	[Redacted	]
Pakistan	[Redacted	]	[Redacted	]
Peru	[Redacted	]	[Redacted	]
Philippines	[Redacted	]	[Redacted	]
Poland	[Redacted	]	[Redacted	]
Portugal	[Redacted	]	[Redacted	]
Russia	[Redacted	]	[Redacted	]
Singapore	[Redacted	]	[Redacted	]
South Africa	[Redacted	]	[Redacted	]
Spain	[Redacted	]	[Redacted	]
Sweden	[Redacted	]	[Redacted	]
Switzerland	[Redacted	]	[Redacted	]
Taiwan	[Redacted	]	[Redacted	]
Thailand	[Redacted	]	[Redacted	]
Turkey	[Redacted	]	[Redacted	]
United Kingdom	[Redacted	]	[Redacted	]

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D.	Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

JPMorgan is entitled to transaction fees even if the fee is not delivered or required to be delivered from the Authorized Participant. If the transaction fee is not delivered by the Authorized Participant than the fee will be paid to JPMorgan by the relevant fund.

For all “Ultra” funds where a cash Creation Unit transaction occurs; JPM will reimburse the funds for any transaction fee collected from APs above [Redacted].

Transaction fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

FUNDS	FEE	Fund Style
ProShares Ultra S&P500®	[Redacted]	Ultra
ProShares Short S&P500®	[Redacted]	Short
ProShares UltraShort S&P500®	[Redacted]	Short
ProShares Ultra QQQ®	[Redacted]	Ultra
ProShares Short QQQ®	[Redacted]	Short
ProShares UltraShort QQQ®	[Redacted]	Short
ProShares Ultra Dow30SM	[Redacted]	Ultra
ProShares Short Dow30SM	[Redacted]	Short
ProShares UltraShort Dow30SM	[Redacted]	Short
ProShares Ultra MidCap400	[Redacted]	Ultra
ProShares Short MidCap400	[Redacted]	Short
ProShares UltraShort MidCap400	[Redacted]	Short
ProShares Ultra Russell2000	[Redacted]	Ultra
ProShares Short Russell2000	[Redacted]	Short
ProShares UltraShort Russell2000	[Redacted]	Short
ProShares Ultra SmallCap600	[Redacted]	Ultra
ProShares Short SmallCap600	[Redacted]	Short
ProShares UltraShort SmallCap600	[Redacted]	Short
ProShares Ultra Russell1000 Value	[Redacted]	Ultra
ProShares Short Russell1000 Value	[Redacted]	Short
ProShares UltraShort Russell1000 Value	[Redacted]	Short
ProShares Ultra Russell1000 Growth	[Redacted]	Ultra
ProShares Short Russell1000 Growth	[Redacted]	Short
ProShares UltraShort Russell1000 Growth	[Redacted]	Short

ProShares Ultra Russell MidCap Value	[Redacted]	Ultra
ProShares Short Russell MidCap Value	[Redacted]	Short
ProShares UltraShort Russell MidCap Value	[Redacted]	Short
ProShares Ultra Russell MidCap Growth	[Redacted]	Ultra
ProShares Short Russell MidCap Growth	[Redacted]	Short
ProShares UltraShort Russell MidCap Growth	[Redacted]	Short
ProShares Ultra Russell2000 Value	[Redacted]	Ultra
ProShares Short Russell2000 Value	[Redacted]	Short
ProShares UltraShort Russell2000 Value	[Redacted]	Short
ProShares Ultra Russell2000 Growth	[Redacted]	Ultra
ProShares Short Russell2000 Growth	[Redacted]	Short
ProShares UltraShort Russell2000 Growth	[Redacted]	Short
ProShares Ultra Basic Materials	[Redacted]	Ultra
ProShares Short Basic Materials	[Redacted]	Short
ProShares UltraShort Basic Materials	[Redacted]	Short
ProShares Ultra Consumer Goods	[Redacted]	Ultra
ProShares Short Consumer Goods	[Redacted]	Short
ProShares UltraShort Consumer Goods	[Redacted]	Short
ProShares Ultra Consumer Services	[Redacted]	Ultra
ProShares Short Consumer Services	[Redacted]	Short
ProShares UltraShort Consumer Services	[Redacted]	Short
ProShares Ultra Financials	[Redacted]	Ultra
ProShares Short Financials	[Redacted]	Short
ProShares UltraShort Financials	[Redacted]	Short
ProShares Ultra Health Care	[Redacted]	Ultra
ProShares Short Health Care	[Redacted]	Short
ProShares UltraShort Health Care	[Redacted]	Short
ProShares Ultra Industrials	[Redacted]	Ultra
ProShares Short Industrials	[Redacted]	Short
ProShares UltraShort Industrials	[Redacted]	Short
ProShares Ultra Oil & Gas	[Redacted]	Ultra
ProShares Short Oil & Gas	[Redacted]	Short
ProShares UltraShort Oil & Gas	[Redacted]	Short
ProShares Ultra Real Estate	[Redacted]	Ultra
ProShares Short Real Estate	[Redacted]	Short
ProShares UltraShort Real Estate	[Redacted]	Short
ProShares Ultra Semiconductors	[Redacted]	Ultra
ProShares Short Semiconductors	[Redacted]	Short
ProShares UltraShort Semiconductors	[Redacted]	Short
ProShares Ultra Technology	[Redacted]	Ultra
ProShares Short Technology	[Redacted]	Short
ProShares UltraShort Technology	[Redacted]	Short
ProShares Ultra Utilities	[Redacted]	Ultra
ProShares Short Utilities	[Redacted]	Short
ProShares UltraShort Utilities	[Redacted]	Ultra
ProShares Short MSCI Emerging Markets	[Redacted]	Short

ProShares Short MSCI EAFE	[Redacted]	Short
ProShares UltraShort MSCI Emerging Markets	[Redacted]	Short
ProShares UltraShort MSCI Japan	[Redacted]	Short
ProShares UltraShort MSCI EAFE	[Redacted]	Short
ProShares UltraShort FTSE China 25	[Redacted]	Short
ProShares UltraShort 7-10 Year Treasury	[Redacted]	Short
ProShares UltraShort 20+ Year Treasury	[Redacted]	Short
ProShares Ultra FTSE China 25	[Redacted]	Ultra
ProShares Ultra FTSE China 25	[Redacted]	Ultra
ProShares Ultra MSCI Japan	[Redacted]	Ultra
ProShares Ultra MSCI Japan	[Redacted]	Ultra
ProShares Ultra Telecommunications	[Redacted]	Ultra
ProShares UltraShort Telecommunications	[Redacted]	Short
ProShares Ultra MSCI EAFE	[Redacted]	Ultra
ProShares Ultra MSCI EAFE	[Redacted]	Ultra
ProShares Ultra MSCI Emerging Markets	[Redacted]	Ultra
ProShares Ultra MSCI Emerging Markets	[Redacted]	Ultra
ProShares UltraShort MSCI Europe	[Redacted]	Short
ProShares UltraShort MSCI Pacific ex-Japan	[Redacted]	Short
ProShares UltraShort MSCI Brazil Capped	[Redacted]	Short
ProShares UltraShort MSCI Mexico Capped IMI	[Redacted]	Short
ProShares Ultra Russell3000	[Redacted]	Ultra
ProShares UltraShort Russell3000	[Redacted]	Short
ProShares Large Cap Core Plus	[Redacted]	Alpha
ProShares UltraPro S&P500®	[Redacted]	Ultra

ProShares UltraPro Short S&P500®	[Redacted]	Short
ProShares Short 7-10 Year Treasury	[Redacted]	Short
ProShares Short 20+ Year Treasury	[Redacted]	Short
ProShares Ultra 7-10 Year Treasury	[Redacted]	Ultra
ProShares Ultra 20+ Year Treasury	[Redacted]	Ultra
ProShares UltraPro Dow30	[Redacted]	Ultra
ProShares UltraPro MidCap400	[Redacted]	Ultra
ProShares UltraPro Russell2000	[Redacted]	Ultra
ProShares UltraPro QQQ	[Redacted]	Ultra
ProShares UltraPro Short Dow30	[Redacted]	Short
ProShares UltraPro Short MidCap400	[Redacted]	Short
ProShares UltraPro Short Russell2000	[Redacted]	Short
ProShares UltraPro Short QQQ	[Redacted]	Short
ProShares Short Basic Materials	[Redacted]	Short
ProShares Short Real Estate	[Redacted]	Short
ProShares Short FTSE China 25	[Redacted]	Short
ProShares Ultra Nasdaq Biotechnology	[Redacted]	Ultra
ProShares UltraShort Nasdaq Biotechnology	[Redacted]	Short
ProShares Ultra KBW Regional Banking	[Redacted]	Ultra
ProShares Short KBW Regional Banking	[Redacted]	Short
ProShares Ultra MSCI Europe	[Redacted]	Ultra
ProShares Ultra MSCI Pacific ex-Japan	[Redacted]	Ultra
ProShares Ultra MSCI Brazil Capped	[Redacted]	Ultra
ProShares Ultra MSCI Mexico Capped IMI	[Redacted]	Ultra
ProShares RAFI Long/Short	[Redacted]	Alpha

ProShares Hedge Replication ETF	[Redacted]	Alpha
ProShares Ultra TIPS	[Redacted]	Ultra
ProShares UltraShort TIPS	[Redacted]	Short
ProShares Short High Yield	[Redacted]	Short
ProShares Short Investment Grade Corporate	[Redacted]	Short
ProShares UltraShort 3-7 Year Treasury	[Redacted]	Short
ProShares Short 7-10 Year Treasury	[Redacted]	Short
ProShares Ultra High Yield	[Redacted]	Ultra
ProShares Ultra Investment Grade Corporate	[Redacted]	Ultra
ProShares German Sovereign/Sub-Sovereign ETF	[Redacted]	Specialty
ProShares UltraPro 10 Year TIPS/TSY Spread	[Redacted]	Specialty
ProShares UltraPro Short 10 Year TIPS/TSY Spread	[Redacted]	Specialty
ProShares 30 Year TIPS/TSY Spread	[Redacted]	Specialty
ProShares UltraPro MSCI Emerging Markets	[Redacted]	Short
ProShares UltraPro Short MSCI Emerging Markets	[Redacted]	Short
ProShares UltraPro 20+ Year Treasury	[Redacted]	Short
ProShares UltraPro Short 20+ Year Treasury	[Redacted]	Short
ProShares Covered Bond	[Redacted]	Ultra
ProShares UltraPro Financials	[Redacted]	Ultra
ProShares UltraPro Short Financials	[Redacted]	Short
ProShares Merger ETF	[Redacted]	Specialty
ProShares Global Listed Private Equity ETF	[Redacted]	Specialty
ProShares High Yield–Interest Rate Hedged	[Redacted]	Specialty
ProShares S&P 500 Aristocrats ETF	[Redacted]	Specialty
ProShares Investment Grade – Interest Rate Hedged	[Redacted]	Specialty
ProShares Short Term USD Emerging Markets Bond ETF	[Redacted]	Specialty

Additional Transaction Fees.

[Redacted]

Fee Proposal Acknowledgement

The foregoing fee proposal covers custody, settlement and certain associated services to be performed by JPMorgan Chase Bank, N.A. (“J.P. Morgan”) and/or certain subsidiaries and/or affiliates for ProShares. The signature below indicates that I, as a duly authorized representative of ProShares, have reviewed and accept this fee proposal, which will take effect upon the start of provision of the services described herein by J.P. Morgan for ProShares.This fee proposal will be attached as a schedule to, and will be incorporated into, the custody or trust agreement(s) in effect between ProShares and J.P. Morgan.

This fee schedule shall be in effect for three years from the effective date of 06/01/2011, subject to earlier termination in accordance with Section 9 of the Agreement.

Accepted by:

ProShares Trust	JPMorgan Chase Bank, N.A.

Signature	Signature

Name	Name

Title	Title

Date	Date